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                                                                   EXHIBIT 10.74


                              AMENDMENT NUMBER ONE
                                       TO
                           STOCK ACQUISITION AGREEMENT

         This AMENDMENT NUMBER ONE TO STOCK ACQUISITION AGREEMENT (the "Amendment") is entered into on this 13th day of November, 2000, by and among SODEXHO ALLIANCE, S.A., a French societe anonyme ("Sodexho"); JUVENILE AND JAIL FACILITY MANAGEMENT SERVICES, INC., a Tennessee corporation ("JJFMS") and successor by merger to Juvenile and Jail Facility Management Services, LLC, a Tennessee limited liability company ("JJFMS LLC"); CCA (UK) LIMITED, a company incorporated in England and Wales whose registered number is 2147489 ("CCA UK" and, together with JJFMS, "Sellers"); CORRECTIONS CORPORATION OF AMERICA, a Maryland corporation formerly known as Prison Realty Trust, Inc. and Prison Realty Corporation ("Maryland CCA"), and successor by merger to Corrections Corporation of America, a Tennessee corporation ("Old CCA"); CCA OF TENNESSEE, INC., a Tennessee corporation and wholly owned subsidiary of Maryland CCA and successor by merger to Corrections Corporation of America, a Tennessee corporation formerly known as Correctional Management Services Corporation ("Tennessee CCA"); and PRISON MANAGEMENT SERVICES, INC., a Tennessee corporation ("PMSI") and successor by merger to Prison Management Services, LLC, a Tennessee limited liability company.

                                   WITNESSETH:

         WHEREAS, the parties hereto, or their respective predecessors, as the case may be, are parties to that certain Stock Acquisition Agreement, dated as of September 11, 2000 (the "Stock Acquisition Agreement"), pursuant to which:
(i) Sodexho agreed to purchase from CCA UK fifty percent (50%) of the aggregate issued and outstanding shares of U.K. Detention Services Limited, a company incorporated in England and Wales whose registered number is 2147491 ("UKDS") (the "UKDS Shares"); and (ii) Sodexho agreed to purchase from JJFMS fifty percent (50%) of the aggregate issued and outstanding shares of Corrections Corporation of Australia Pty. Ltd. A.C.N. 010 921 641, an Australian corporation ("CCA Australia") (the "CCA Australia Shares"); and

         WHEREAS, the parties now desire to amend the terms of the Stock Acquisition Agreement to provide for an adjustment to the Purchase Price (as such term is defined in the Stock Acquisition Agreement) of the UKDS Shares and the CCA Australia Shares under the Stock Acquisition Agreement as set forth herein.

         NOW, THEREFORE, for and in consideration of the premises and the mutual promises, covenants, agreements, and conditions in this Amendment, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

         1. Amendment to Stock Acquisition Agreement.

         1.1 The existing language of Section 2.01 of the Stock Acquisition Agreement shall be deleted in its entirety, and, in lieu thereof, the following language shall be inserted:


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             "2.01. Purchase Price. The aggregate purchase price for the Shares shall be Six Million Four Hundred Thousand Dollars, U.S. ($6,400,000) (U.S.) (the "Purchase Price") of which (i) Five Million Dollars, U.S. ($5,000,000) (U.S.) shall be allocated to the UKDS Shares and (ii) One Million Four Hundred Thousand Dollars, U.S. ($1,400,000) (U.S.) shall be allocated to the CCA Australia Shares. The Purchase Price shall be paid by Sodexho to JJFMS at the Closing, by bank wire transfer or in other immediately available funds."

         1.2 All other provisions contained in the Stock Acquisition Agreement, any exhibit or attachment thereto, and any documents or instruments referred to therein, shall hereby be amended, where appropriate and the context requires, to reflect the Purchase Price adjustment and the amendment contained in Section
1.1. above.

         2. Authorization. Each of parties hereto hereby represent and warrant to each other that the execution, delivery, and performance of this Amendment are within the powers of such party and have been duly authorized by such party, the execution and performance of this Amendment by such party have been duly authorized by all applicable laws and regulations, and this Amendment constitutes the valid and enforceable obligation of such party in accordance with its terms.

         3. Effect of Amendment. Except as modified or amended herein, all terms and provisions of the Stock Acquisition Agreement shall continue and remain in full force and effect. Any capitalized terms used herein and not otherwise defined shall have such meaning as may be ascribed to them in the Stock Acquisition Agreement.

         4. Notices. All notices, requests, claims, demands and other communications hereunder shall be in writing and shall be deemed to have been duly given if delivered by hand; mailed (registered or certified mail, postage prepaid, return receipt requested); or by nationally recognized courier service as follows:

        If to CCA UK:

        CCA (UK) Limited
        10 Burton Hills Boulevard
        Nashville, Tennessee 37215
        Attention: Darrell K. Massengale







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        With a copy to:

        Elizabeth E. Moore, Esq.
        Stokes Bartholomew Evans & Petree, P.A.
        424 Church Street, Suite 2800
        Nashville, Tennessee 37219

        If to JJFMS:

        Juvenile and Jail Facility Management Services, Inc.
        10 Burton Hills Boulevard
        Nashville, Tennessee 37215
        Attention: John D. Ferguson

        With a copy to:

        Elizabeth E. Moore, Esq.
        Stokes Bartholomew Evans & Petree, P.A.
        424 Church Street, Suite 2800
        Nashville, Tennessee 37219

        If to PMSI:

        Prison Management Services, Inc.
        10 Burton Hills Boulevard
        Nashville, Tennessee 37215
        Attention: John D. Ferguson

        With a copy to:

        Elizabeth E. Moore, Esq.
        Stokes Bartholomew Evans & Petree, P.A.
        424 Church Street, Suite 2800
        Nashville, Tennessee 37219

        If to Sodexho:

        Sodexho Alliance, S.A.
        3, avenue newton
        78180 Montigny-le-Bretonneux

        FRANCE

        Attention: Jean-Pierre Cuny





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        With a copy to:

        Howard K. Fuguet, Esq.
        Ropes & Gray
        One International Place
        Boston, Massachusetts 02110

        If to Maryland CCA:

        Corrections Corporation of America
        10 Burton Hills Boulevard
        Nashville, Tennessee 37215
        Attention: John D. Ferguson

        With a copy to:

        Elizabeth E. Moore, Esq.
        Stokes Bartholomew Evans & Petree, P.A.
        424 Church Street, Suite 2800
        Nashville, Tennessee 37219

or to such other address as any party may have furnished to the others in writing in accordance herewith, except that notices of change of address shall only be effective upon receipt.

         5. Governing Law. This Amendment shall be governed by and be interpreted under the laws of Tennessee (except as matters relating to the transfer of shares may be governed by the laws of the United Kingdom or Australia) without regard to the conflicts of law principles thereof. Each party hereby irrevocably submits to the non-exclusive jurisdiction of the Tennessee courts, the non-exclusive jurisdiction of the United States District Court for the Southern District of New York, the English courts and the Australian courts over any action or proceeding to enforce any right under this Amendment.

         6. Entire Agreement. This Amendment constitutes the entire agreement and supersedes all prior agreements and understandings, both written and oral, between the parties with respect to the subject matter hereof, except for such additional agreements as are contained in that certain Option Agreement by and between JJFMSI and Sodexho and in any agreements related thereto.

         7. Headings. The section and paragraph headings contained in this Amendment are for reference purposes only and shall not affect in any way the meaning or interpretations of this Amendment.

         8. Severability. The invalidity of any term or terms of this Amendment shall not affect any other term of this Amendment, which shall remain in full force and effect.




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         9. Amendment. No change or modification of this Amendment shall be valid unless the same is in writing and signed by the parties to this Amendment. This Amendment may be terminated at any time by an instrument in writing signed by the parties to this Amendment.

         10. Counterparts. This Amendment may be executed simultaneously in one or more counterparts, with the same effect as if the signatories executing the several counterparts had executed one counterpart, provided, however, that the several executed counterparts shall together have been signed by Sodexho and the Sellers. All such executed counterparts shall together constitute one and the same instrument.

         11. Waiver. No delay or omission on the part of any party hereto in exercising any right hereunder shall operate as a waiver of such right or any other right under this Amendment; however, any of the terms or conditions of this Amendment may be waived in writing at any time by the party hereto which is entitled to the benefit thereof.

         IN WITNESS WHEREOF, this Amendment has been duly executed and delivered by the duly authorized officers of the parties hereto on the date first above written.


                                    SODEXHO ALLIANCE, S.A.



                                    By: /s/ Jean-Pierre Cuny
                                        ----------------------------------------
                                    Title: Senior Vice President
                                           -------------------------------------


                                    CORRECTIONS CORPORATION OF AMERICA
                                    (formerly known as Prison Realty
                                    Trust, Inc.)



                                    By: /s/ John D. Ferguson
                                        ----------------------------------------
                                    Title: President
                                           -------------------------------------


                                    CCA OF TENNESSEE, INC.



                                    By: /s/ Darrell K. Massengale
                                        ----------------------------------------
                                    Title: Secretary
                                           -------------------------------------


                                    PRISON MANAGEMENT SERVICES, INC.



                                    By: /s/ Darrell K. Massengale
                                        ----------------------------------------
                                    Title: President & CEO
                                           -------------------------------------



                  [signatures continued on the following page]





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                    [signatures continued from previous page]


                                    SELLERS:

                                    CCA (UK) LIMITED



                                    By: /s/ Gay E. Vick
                                        ----------------------------------------
                                    Title: Director
                                           -------------------------------------

                                    JUVENILE AND JAIL FACILITY MANAGEMENT
                                    SERVICES, INC.



                                    By: /s/ Darrell K. Massengale
                                        ----------------------------------------
                                    Title: President & CEO
                                           -------------------------------------






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